UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(RULE 14a-101) SCHEDULE 14A INFORMATION
Proxy Statement Pursuant To Section 14(a) of the Securities Exchange Act of 1934
(Amendment No. )

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Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐    Preliminary Proxy Statement    ☐     Confidential, for Use of the Commission Only
☐    Definitive Proxy Statement         (as permitted by Rule 14a-6(e)(2))
☒    Definitive Additional Materials
☐    Soliciting Material under §240.14a-12

INTEL CORPORATION (Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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☐    Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Your **Vote** Counts!

INTEL CORPORATION

2025 Annual Meeting
Vote by May 5, 2025 11:59 PM ET.
For shares held in a Plan, vote by May 1, 2025 11:59 PM ET.

INTEL CORPORATION
ATTN: INVESTOR RELATIONS
2200 MISSION COLLEGE BLVD.
SANTA CLARA, CA 95054

V63160-P26714-Z89441

You invested in INTEL CORPORATION and it's time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. **This is an important notice regarding the availability of proxy materials for the Annual Meeting to be held on May 6, 2025.**

Get informed before you vote

View the 2025 Proxy Statement and Notice of Annual Meeting and the 2024 Annual Report online OR you can receive a free paper or email copy by making a request prior to April 22, 2025. If you would like to request a paper or email copy of the materials for the 2025 Annual Meeting or materials for future annual meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. There is no charge to you for requesting a copy. Unless requested, you will not otherwise receive a paper or email copy.

For complete information and to vote, visit **www.ProxyVote.com**

Control #

Smartphone users

Point your camera here and vote without entering a control number

Vote Virtually at the Meeting*

May 6, 2025
9:00 a.m. Pacific Time

Virtually at:
www.virtualshareholdermeeting.com/Intel25

*The company will be hosting the meeting live via the Internet this year at the following website address: www.virtualshareholdermeeting.com/Intel25. Please check the proxy materials for instructions on how to access the meeting.

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials at www.proxyvote.com or easily request a paper copy. We encourage you to access and review all of the important information contained in the proxy materials before voting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items		Board Recommends
1.	Election of 11 Directors	
	Nominees:	
1a.	James J. Goetz	For
1b.	Andrea J. Goldsmith	For
1c.	Alyssa H. Henry	For
1d.	Eric Meurice	For
1e.	Barbara G. Novick	For
1f.	Steve Sanghi	For
1g.	Gregory D. Smith	For
1h.	Stacy J. Smith	For
1i.	Lip-Bu Tan	For
1j.	Dion J. Weisler	For
1k.	Frank D. Yeary	For
2.	Ratification of selection of independent registered public accounting firm.	For
3.	Advisory vote on executive compensation (Say-On-Pay).	For
4.	Approval of amendment and restatement of the 2006 Equity Incentive Plan.	For
5.	Stockholder proposal requesting a report on an ethical impact assessment, if properly presented at the meeting.	Against
6.	Stockholder proposal requesting a report on charitable giving, if properly presented at the meeting.	Against
7.	Stockholder proposal requesting shareholder right to act by written consent, if properly presented at the meeting.	Against

NOTE: Such other business as may properly come before the meeting or any adjournment or postponement thereof.

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V63161-P26714-Z89441